SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                     Form 8-K

                                 CURRENT REPORT<F1>



                        PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  October 25, 1995



                               OSHKOSH B'GOSH, INC.
              (Exact name of Registrant as specified in its charter)


            Delaware                  0-13365               39-0519915
          (State or other      (Commission File Number)    (I.R.S. Employer
           jurisdiction                                  Identification No.)
           of incorporation)



                                 112 Otter Avenue
                            Oshkosh, Wisconsin  54901
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code:  (414) 231-8800


          _____________________________________________________________
          (Former name or former address, if changed since last report)













   ___________________________
<F1>This report updates the description of the Registrant's Common
   Stock under the Securities Exchange Act of 1934.


   Item 5.  Other Events.

         Updated Description of Capital Stock:

         The following "Description of Capital Stock" is filed for the purpose of updating the description of the Common Stock of OshKosh B'Gosh, Inc. (the "Company") under the Securities Exchange Act of 1934:

                           DESCRIPTION OF CAPITAL STOCK

         (The following summary does not purport to be a complete description of the applicable provisions of the Company's Restated Certificate of Incorporation and Bylaws, each as amended, or of applicable statutory or other law, and is qualified in its entirety by reference thereto.)

         The Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), of the Company provides that the Company has authority to issue 30,000,000 shares of Class A Common Stock, one cent ($.01) par value; 3,750,000 shares of Class B Common Stock, one cent ($.01) par value; and 1,000,000 shares of Preferred Stock, one cent ($.01) par value, issuable in series. A total of 11,188,787 shares of Class A Common Stock and 1,267,013 shares of Class B Common Stock were outstanding as of September 30, 1995. There were 1,820 stockholders of record of Class A Common Stock and 180 stockholders of record of Class B Common Stock on September 30, 1995. No shares of Preferred Stock are currently outstanding. All of the outstanding shares are fully paid and non-assessable, except in each case for statutory liability under Wisconsin
   Statute 180.0622(2)(b) "in an amount equal to the par value" of such shares for unpaid employee wages, but not exceeding six months service in any one case. Although the Company is not a Wisconsin domestic corporation, the Wisconsin Supreme Court has held that the substantially
   identical  predecessor   statute  to  Wisconsin  Statute  180.0622(2)(b)
   applies to stockholders of foreign corporations licensed to do business in the State of Wisconsin, which the Company is, as well as to stockholders of domestic corporations.

         Common Stock

         Dividends. Dividends must be paid on both the Class A Common Stock and the Class B Common Stock at any time that dividends are paid on either. Whenever dividends (other than dividends of Company stock) are paid on the Common Stock, however, each share of Class A Common Stock is entitled to receive 115% of the dividend paid on each share of Class B Common Stock, rounded up or down to the nearest $0.0025.

         Voting Rights. Holders of the Class A Common Stock have the right to elect or remove, as a class, 25% of the entire Board of Directors of the Company, rounded to the nearest whole number of Directors, but not less than one. (In determining the nearest whole number, any number which includes a fraction equal to at least .5 will be rounded up to the next highest whole number.) Holders of Class A Common Stock are not entitled to vote on any other corporate matters, except as may be required by law, and are entitled to one vote per share on all matters upon which they are entitled to vote. Holders of Class B Common Stock are entitled to elect or remove, as a class, the other 75% of the Directors (subject to any rights granted to any series of Preferred Stock) and are entitled to one vote per share on all matters (including an increase or decrease in the unissued authorized capital stock of any class) presented to the stockholders for vote.

         Liquidation Rights. Upon liquidation, dissolution or winding up of the Company, and after distribution of any amounts due to holders of Preferred Stock, holders of the Class A Common Stock are entitled to receive $3.75 per share (as adjusted for the Company's 1987 stock dividend and subject to further adjustment for future stock splits, stock dividends or similar events involving shares of Class A Common Stock) before any payment or distribution is made to holders of the Class B Common Stock. Thereafter, holders of the Class B Common Stock are entitled to receive the next $3.75 per share (as adjusted for the Company's 1987 stock dividend and subject to further adjustment for future stock splits, stock dividends or similar events involving shares of the Class B Common Stock) before any further payment or distribution is made to holders of the Class A Common Stock. Thereafter, holders of the Class A Common Stock and Class B Common Stock share on a pro-rata basis in all payments or distributions upon liquidation, dissolution or winding up of the Company.

         Conversion Rights. Each share of Class B Common Stock is convertible at the option of the holder thereof into one share of Class A Common Stock. If and when the number of issued and outstanding shares of Class B Common Stock falls below two percent of the aggregate number of issued and outstanding shares of Class A Common Stock and Class B Common Stock, the Class A Common Stock and the Class B Common Stock will be automatically converted into shares of Common Stock, with all such shares of Common Stock having equal rights as to dividends, voting, and liquidation.

         Certain Statutory Provisions. Section 203 of the Delaware General Corporation Law, as amended ("Section 203"), provides that, subject to certain exceptions specified therein, an "interested stockholder" of a Delaware corporation shall not engage in any business combination with the corporation for a three-year period following the time that such stockholder becomes an "interested stockholder" unless (i) prior to such time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an "interested stockholder," (ii) upon consummation of the transaction which resulted in the stockholder becoming an "interested stockholder," the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares), or (iii) at or subsequent to such time, the business combination is approved by the board of directors of the corporation and authorized at an annual or special meeting of stockholders by the affirmative vote of at least 66-2/3% of the outstanding voting stock which is not owned by the "interested stockholder." Except as otherwise specified in Section 203, an "interested stockholder" is generally defined to include (x) any person that is the owner of 15% or more of the outstanding voting stock of the corporation, or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately prior to the relevant date and (y) the affiliates and associates of any such person.

         Under certain circumstances, Section 203 makes it more difficult for a person who would be an "interested stockholder" to effect various business combinations with a corporation for a three-year period. The provisions of Section 203 may encourage companies interested in acquiring other companies to negotiate in advance with the target company's Board of Directors, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction that results in the stockholder becoming an interested stockholder. It is possible that such provisions could make it more difficult to accomplish transactions which stockholders may otherwise deem to be in their best interests.

         Other Terms. No stockholder of the Company has preemptive or other rights to subscribe for additional shares of the Company. Neither class of Common Stock of the Company is callable, putable or redeemable by its terms at the option of the Company or its stockholders. No stockholder of the Company has cumulative voting rights. The affirmative vote of at least two-thirds of each class of shares (A and B) is required to approve certain major corporate actions, including any merger, sale, lease, exchange or other disposition of all or substantially all of the assets of the Company or any amendment of the Certificate of Incorporation affecting the vote on such transactions.

         Transfer Agent.    The transfer  agent for  the Common  Stock of  the
   Company is Harris Trust and Savings Bank, Chicago, Illinois.

         Preferred Stock

         The Certificate of Incorporation authorizes the Board of Directors to issue Preferred Stock in series and to fix the variations in the powers, preferences, rights, qualifications, limitations or restrictions of any series with respect to the rate and nature of dividends, the price and terms and conditions on which shares may be redeemed, the amount payable in the event of voluntary or involuntary liquidation, any sinking fund provisions for redemption or repurchase of shares, the terms and conditions for conversion into any other class or series of the stock of the Company, and voting rights, if any. No series of Preferred Stock has been designated at this time.



   Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits:

               See Exhibit Index following the Signatures page of this report, which is incorporated herein by reference.




                                    SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   OSHKOSH B'GOSH, INC.



   Date:  October 25, 1995                   By:/s/DAVID L. OMACHINSKI
                                                   David L. Omachinski
                                                   Vice  President, Finance,
                                                   Treasurer and Chief
                                                   Financial Officer



                               OSHKOSH B'GOSH, INC.

                                  EXHIBIT INDEX
                                        to
                            CURRENT REPORT ON FORM 8-K
                              Dated October 25, 1995




                                                                         Sequen-
                                             Incorporated                tial
                                             Herein By         Filed     Page
   Number      Description                   Reference To      Herewith  No.

   99.1        Restated Certificate of Incorporation
               of OshKosh B'Gosh, Inc.
               (dated March 19, 1985)                             X

   99.2        Certificate of Amendment to the
               Restated Certificate of Incorporation
               of OshKosh B'Gosh, Inc. (dated
               May 8, 1987)                                       X

   99.3        Certificate of Amendment to the
               Restated Certificate of Incorporation
               of OshKosh B'Gosh, Inc. (dated
               May 7, 1993)                                       X

   99.4        Bylaws of OshKosh B'Gosh, Inc. (as
               amended through February 20, 1995)  Exhibit 3.2 to
                                                   the Registrant's
                                                   Form 10-K for
                                                   year ended
                                                   December 31, 1994